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EXHIBIT 8.1

SUBSIDIARIES OF THE REGISTRANT

Wholly owned subsidiaries:

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  IFM Company Ltd., incorporated in the Cayman Islands

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  Beijing Aifeite International Franchise Consultant Co., Ltd., incorporated in the People's Republic of China

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  City Integrated Residential Services (China) Limited, incorporated in Hong Kong, S.A.R.

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  Shanghai Yaye Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  CIR Real Estate Consultant (Shenzhen) Co., Ltd., incorporated in the People's Republic of China

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  Genius Nation Investments Ltd., incorporated in the British Virgin Islands

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  Shanghai Ruifeng Real Estate Investments Consultant Co., Ltd., incorporated in the People's Republic of China

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  Beijing Anxinruide Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  Shanghai Anshijie Real Estate Consultant Co., Ltd., incorporated in the People's Republic of China

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  Beijing Kaishengjinglue Guarantee Co., Ltd., incorporated in the People's Republic of China

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  Kaisheng Jinglue (Shanghai) Investment Management Co., Ltd., incorporated in the People's Republic of China

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  Beijing IFM International Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  Beijing IFM Investment Managements Limited, incorporated in the People's Republic of China

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  Shanghai Ruifeng Investment Managements Limited, incorporated in the People's Republic of China

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  Beijing Huachuang Xunjie Technology Co., Ltd., incorporated in the People's Republic of China

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  Shenzhen Kaian Investments Guarantee Co., Ltd., incorporated in the People's Republic of China

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  Chengdu Yize Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  Chengdu Yichuan Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  Chengdu Yidao Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  Beijing Hui Jin Mortgage Co., Ltd., incorporated in the People's Republic of China

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  Beijing Kudiantongfang Technology Co., Ltd., incorporated in the People's Republic of China

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  Guangzhou Anshijie Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

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  Sichuan Ruichangyuan Investment management Co., Ltd., incorporated in the People's Republic of China

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  Beijing Longhe Weiye Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

Consolidated entities:

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  Business Vision Management Consultants Limited, incorporated in Hong Kong, S.A.R.

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  Beijing Kaicheng Huaxin Investment Consultants Limited, incorporated in the People's Republic of China

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  Beijing Xinrui Shijiao Business Managements Consultant Co., Ltd., incorporated in the People's Republic of China

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  Tianjin Shiji TianRe Investment Management Company Ltd., incorporated in the People's Republic of China

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  Beijing Huaxing Tianye Investment Management Co., Ltd., incorporated in the People's Republic of China

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  Beijing Rongzhong Xingye Investment Co., Ltd., incorporated in the People's Republic of China

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  SG International Investments Limited, incorporated in the Cayman Islands

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  SG Strategic Investments (Hong Kong) Limited, incorporated in Hong Kong, S.A.R.

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  Beijing SG New Century Consulting Service Company, incorporated in the People's Republic of China

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  Beijing SG Xinrui Real Estate Brokerage Co., Ltd., incorporated in the People's Republic of China

Equity Investments:

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  Shaanxi Lide Industry Investments Co., Ltd., incorporated in the People's Republic of China

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  Tianjin Shiji TianRe Equity Investment Fund Management Limited Partnership, incorporated in the People's Republic of China

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  Tianjin Shiji TianRe Equity Fund Limited Partnership, incorporated in the People's Republic of China

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  EXHIBIT 8.1
SUBSIDIARIES OF THE REGISTRANT